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                                                                   Exhibit 10.1

                       ADDENDUM TO HEAD LICENSE AGREEMENT

         Reference is made to the Head License Agreement as of March 31, 1998, between offshore Shuttle AS, and Marine Shuttle Operations AS (the "Head License Agreement"). All capitalized terms used and not defined herein will have the meanings assigned to such terms in the Head License Agreement.

The Head License Agreement is hereby amended in the following respects:

Article 3 para 1:

The Order Expiry Date for Offshore Shuttle No. 1 shall be December 31, 1998.

Article 9 para 1 (1):

Ten percent (10%) of the assumed Construction fee for Offshore Shuttle No. 1 shall be paid within November 30, 1998.

Article 10 para 1 (1)

USD 2 million shall be paid within November 30, 1998.

Article 20

The binding nature of this Agreement shall be conditional upon

(i) OSAS having received payment from MSO of the first installment of the Exclusivity Fee in the amount of USD 2 mill within November 30, 1998.

(ii) MSO having placed a firm Order for Offshore Shuttle No. 1 with a yard within December 31, 1998.


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With the exception of the foregoing modifications to the Head License Agreement, the terms of the Head License Agreement remain unchanged and in full force and effect.

                                        EXECUTED AS OF SEPTEMBER 1, 1998

                                            OFFSHORE SHUTTLE AS

                                            ------------------------------------
                                            By:
                                            Title:

                                            MARINE SHUTTLE OPERATIONS AS

                                            ------------------------------------
                                            By:
                                            Title:




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